Subsequent Events	12 Months Ended
Jun. 30, 2024
Subsequent Events [Abstract]
Subsequent events

32. Subsequent events

Acquisition of Companhia Agrícola Novo Horizonte

According to note 2.3, the Group acquired Companhia Agrícola Novo Horizonte S.A., including the right to operate a lease of 4,767 hectares of arable land, with a term of 16 years and an average cost of 13 bags per hectare.

On August 6, 2024, the acquisition closing agreement was signed, after compliance with all precedent conditions established in the contract. Therefore, this date was considered as the date of the business combination, since the Company assumed control of the operations. From that date onwards, the assets and liabilities of the acquired company will be consolidated.

The total acquisition value may undergo future adjustments, as established in the contract, due to variations in working capital assets and liabilities. On the date of these financial statements, the estimated amount to be transferred to the selling partners is R$6,157. The purchase price allocation process (PPA) is underway, in accordance with IFR 3 – Business Combination.

The table below shows the preliminary assets and liabilities acquired by the Company in August 06,2024:

Novo Horizonte

Assets	94,165
Cash and cash equivalents	12
Inventories	433
Recoverable taxes and other credits	2,324
Deferred taxes	28,265
Property, plant and equipment	21,314
Right -of-use assets	41,817

Liabilities	87,660
Loans financing	31,101
Trade accounts payable and other liabilities	9,994
Leases payable	44,565
Future capital increase	2,000

Total net assets acquired	6,505
Gain with bargain purchase	(348)
Total consideration	6,157

Alto Taquari

On September 26, 2024, the subsidiary Imobiliária Mogno transferred to its buyers the remaining balance of 1,157 hectares on the sale of Fazenda Alto Taquari, a rural property located in the municipalities of Alto Taquari and Araputanga – Mato Grosso, the Purchase and Sale contract was celebrated on September 1, 2021 and established the transfer of ownership in two stages, the first being delivered on October 10, 2021.

The amount to be paid was defined as 1,272,274 bags of soybeans, equivalent to R$189,401 on the date of the transaction.

Rio do Meio II

On September 30, 2024, the subsidiary Agrifirma Bahia transferred 190 hectares to its buyers for the sale of Fazenda Rio do Meio II, a rural property located in the municipality of Correntina- Bahia. The Purchase and Sale Agreement was signed on November 8, 2024. 2022 and established a schedule for transfer of ownership in four phases, this being the third, the deadline for the fourth and final transfer is scheduled for July/2025.

The amount to be paid was defined as 54,053 bags of soybeans, equivalent to R$7,128 on the date of the transaction.

Dividend payment

On October 22, 2024, the Company approved the payment of dividends through Ordinary and Extraordinary General Meeting regarding the financial statements as of June 30, 2024 in the amount of R$155,000, the payment of declared dividends must be carried out within thirty days from the date of approval. According to the Bylaws, article 40, dividends not received or claimed will expire within 3 (three) years, counted from the date on which they were made available to the shareholder, and will revert in favor of the Company.